UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-21346

Name of Fund:  Muni New York Intermediate Duration Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Robert C. Doll, Jr., President, Muni New York Intermediate Duration Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address:
     P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 05/31/05

Date of reporting period: 06/01/04 - 11/30/04

Item 1 - Report to Stockholders


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Merrill Lynch Investment Managers


www.mlim.ml.com


Muni New York
Intermediate Duration
Fund, Inc.


Semi-Annual Report
November 30, 2004


Muni New York Intermediate Duration Fund, Inc. seeks to provide shareholders with high current income exempt from federal income taxes and New York State and New York City personal income taxes by investing primarily in a portfolio of municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes and New York State and New York City personal income taxes.

This report, including the financial information herein, is transmitted to shareholders of Muni New York Intermediate Duration Fund, Inc. for their information. It is not a prospectus. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Muni New York Intermediate Duration Fund, Inc.
Box 9011
Princeton, NJ  08543-9011


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Muni New York Intermediate Duration Fund, Inc.



The Benefits and Risks of Leveraging


Muni New York Intermediate Duration Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred
Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities. As of November 30, 2004, none of the Fund's total net assets were invested in inverse floaters.


Swap Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.



MUNI NEW YORK INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2004



A Letter From the President


Dear Shareholder

As we ended the current reporting period, several topics weighed heavily on investors' minds. Among them were questions about economic growth, corporate earnings, interest rates and inflation, politics, the price of oil and terrorism - all issues that are worth addressing here.

While the pace of economic expansion slowed somewhat between the first and second quarters of 2004, gross domestic product reaccelerated in the third quarter and is expected to approach 4% for the year. The generally favorable economic environment has benefited American corporations, which continued to post strong earnings. Although the extraordinary results seen in 2004 are likely to moderate in 2005, solid productivity, improved revenue growth and cost discipline all point to a vital corporate sector.

In terms of inflation and interest rates, the Federal Reserve Board has signaled its confidence in the economic recovery by increasing the Federal Funds target rate five times since June 2004, from 1% to 2.25% as of the December 14 Federal Open Market Committee meeting. Inflation, for its part, has remained fairly subdued.

While the re-election of President Bush was generally viewed as business-friendly, the rising price of oil continued to be a concern for consumers and corporations. But even having exceeded $50 per barrel recently, the situation is far from the crisis proportions we saw in the 1980s. Lastly, but importantly, terrorism and geopolitical tensions are unwelcome realities we are forced to live with today. Historically, however, the financial effects of any single event tend to be short-lived.

Amid the uncertainty, the Lehman Brothers Municipal Bond Index posted a 12-month return of +4.07% and a six-month return of +4.30% as of November 30, 2004. Long-term bond yields were volatile, but ultimately little changed, over the past year.

The key during uncertain times is to remain focused on the big picture. Investment success comes not from reacting to short-term volatility, but from maintaining a long-term perspective and adhering to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan.

Finally, after 35 years in the asset management business, it is with great satisfaction and some nostalgia that I embark on my retirement, effective January 1, 2005. The industry has evolved significantly over the past three and a half decades, and I am privileged to have been a part of it. I wish you continued success as you pursue your investment goals and, as always, I thank you for allowing Merrill Lynch Investment Managers to be a part of your financial life.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MUNI NEW YORK INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2004



A Discussion With Your Fund's Portfolio Manager


We maintained the portfolio's defensive stance throughout the period in order to reduce net asset value volatility and prepare the Fund for relative strong performance once long-term interest rates inevitably head higher.


Describe the recent market environment relative to municipal bonds.

Over the past six months, long-term bond yields declined as their prices, which move in the opposite direction, increased. The rise in bond prices came as somewhat of a surprise, as the economy generally continued to improve.

For its part, the Federal Reserve Board (the Fed) raised its short-term interest rate target to 1.25% in June, the first change in more than a year. In its accompanying statement, the Fed called for a "measured" approach to interest rate increases, removing much of the earlier concern that it might embark on a more dramatic series of increases. The prospect for a more moderate tightening sequence helped support higher bond prices, despite additional Fed rate increases in August, September, November and December, which raised the Federal Funds target rate to 2.25%. Long-term Treasury bond yields stood at 5%, a decline of 29 basis points (.29%) over the six-month period. The 10-year Treasury note yield was 4.35%, 23 basis points lower than six months earlier.

While tax-exempt bond yields followed the same pattern as their taxable counterparts, yield volatility was more subdued than in the Treasury market. Long-term revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, fell 19 basis points over the six months. As reported by Municipal Market Data, AAA-rated issues maturing in 30 years saw their yields decline 26 basis points to 4.76% over the past six months, while yields on 10-year, AAA-rated issues declined 29 basis points to 3.66%.

During the period, more than $175 billion in new long-term tax-exempt bonds was underwritten, a decline of nearly 12% versus the same six months a year ago. Supply of New York municipal bonds, which had been limited for several months, finally increased in the last month of the period. In fact, the three largest new issues nationwide for the month of November came out of New York. The increased issuance caused yields on the benchmark New York City general obligation bond to increase slightly relative to the 10-year, AAA-rated municipal bond benchmark.


Describe conditions in the State of New York.

New York maintains credit ratings of A2 from Moody's, AA from Standard & Poor's and AA- from Fitch. Moody's recently assigned a positive outlook to the state's credit rating, while Fitch carries a stable trend and Standard & Poor's applies a negative outlook.

The weakened economy continued to put pressure on New York's budget. The state's 2005 fiscal year opened on April 1, 2004, without an adopted budget. The governor's executive budget totals $99 billion and recommends closing a $5 billion gap through $2.6 billion in spending cuts and $1.5 billion in non-recurring sources. Adopting and maintaining a balanced budget has been complicated by political resistance to additional tax hikes and cuts in popular programs, as well as pressures from local governments for pension and Medicaid relief, and a lack of readily available one-time revenue sources. The proposed budget also does not address a lawsuit recently won by the Campaign for Fiscal Equity that could require up to $2 billion in annual state education spending.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended November 30, 2004, the Common Stock of Muni New York Intermediate Duration Fund, Inc. had net annualized yields of 4.85% and 5.57%, based on a period-end per share net asset value of $14.82 and a per share market price of $12.89, respectively, and $.360 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +5.41%, based on a change in per share net asset value from $14.45 to $14.82, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, lagged the +6.14% average return of the Lipper New York Municipal Debt Funds category for the six-month period. (Funds in this Lipper category limit their investment to securities exempt from taxation in New York or a city in New York.) Notably, the Lipper category consists primarily of funds with the ability to invest in municipal issues with longer durations, whereas the Fund is limited to bonds in the intermediate duration range. This necessarily puts the Fund at a disadvantage relative to the average, as a positively sloped yield curve (which is customary in the municipal market) means higher yields for longer-duration bonds. These longer-duration bonds tend to be more interest-rate sensitive and have longer maturities.



MUNI NEW YORK INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2004



Having said that, Fund performance during the period was largely a reflection of our defensive market stance, which we employed in anticipation of a growing economy and rising interest rates. The defensive positioning, including a relatively short duration, was designed to reduce volatility in the portfolio and mitigate the negative price impact associated with a rise in interest rates. Although this positioning hinders performance in a falling yield environment, we believe it prepares the Fund to perform well when yields begin to rise.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment return based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

The Fund's positioning has not changed materially. We maintained a defensive market posture throughout the past six months, which roughly correlates to the period in which the Fed began to verbalize its intention to increase short-term interest rates. The Fed continues to be outspoken about its desire for higher interest rates, and has proceeded with a moderate tightening policy since June. Given the Fed's desire, and our expectation, for higher interest rates, we continue to believe a conservative, shorter duration is the appropriate approach.

Our strategy, amid these conditions, is to remain fully invested and to enhance the Fund's income. To that end, we have continued to take advantage of market liquidity by swapping out of older, lower yielding bonds into higher-yielding bonds. Over the past six months, we have added some higher-yielding, investment grade paper to the portfolio. We eventually achieved a more market-neutral exposure to this sector. Although issues of this nature tend to underperform in more volatile markets, we would expect them to outperform in more stable-to-rising rate environments due to their above-average income. We have also been looking to the new-issue market for opportunities to add yield. The increased supply of New York bonds in November finally gave us some opportunities to restructure the portfolio and become further involved in our targeted area of higher yield. Overall, our efforts have resulted in some success, as reflected in our ability to increase the Fund's dividend reserves. This should help the Fund to maintain an attractive income stream, even in less favorable market scenarios.

For the six-month period ended November 30, 2004, the average yield for the Fund's Auction Market Preferred Stock (AMPS) was 1.22%. These attractive funding levels, in combination with the steep municipal yield curve, continued to provide a significant income benefit to the Fund's Common Stock shareholders from the leveraging of Preferred Stock. While the Fed is likely to continue raising short-term interest rates, the increases are expected to be gradual and should not have an immediate material impact on the positive advantage leverage has had on the Fund's Common Stock yield. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 33.21% of total net assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

We continue to see selective value in the lower investment grade sector, and still have some capacity to increase exposure should appropriate opportunities present themselves. We remained defensively structured at period-end, and expect to maintain that stance for the foreseeable future. Although long-term bond yields have not increased as would be expected (given the Fed's tightening and positive economic backdrop), we continue to believe it is prudent to prepare for the inevitability of higher interest rates. Having said that, the portfolio's defensive positioning and attractive distribution rate should help cushion the Fund from the negative price impact associated with higher interest rates, and ultimately serve to benefit relative performance.


Timothy T. Browse, CFA
Vice President and Portfolio Manager


December 15, 2004



MUNI NEW YORK INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2004


Schedule of Investments                                                                                      (In Thousands)

           Face
         Amount   Municipal Bonds                                                                                   Value
New York--139.1%

        $   760   Albany County, New York, IDA, IDR (Albany College of Pharmacy), Series A, 5.25% due
                  12/01/2019                                                                                      $     789

          1,000   Albany, New York, Municipal Water Finance Authority, Second Resolution Revenue Bonds,
                  Series B, 5.25% due 12/01/2023 (c)                                                                  1,066

            500   Dutchess County, New York, IDA, Civic Facility Revenue Bonds (Saint Francis Hospital),
                  Series B, 7.25% due 3/01/2019                                                                         500

          1,155   Erie County, New York, GO, Public Improvement, Series A, 6% due 7/01/2012 (a)                       1,316

          2,000   Erie County, New York, IDA, Life Care Community Revenue Bonds (Episcopal Church Home),
                  Series A, 5.875% due 2/01/2018                                                                      2,043

          3,835   Erie County, New York, IDA, School Facility Revenue Bonds (City of Buffalo Project),
                  5.75% due 5/01/2024 (b)                                                                             4,258

          2,000   Hempstead Town, New York, IDA, Resource Recovery Revenue Refunding Bonds (American
                  Refinery--Fuel Co. Project), 5% due 12/01/2010                                                      2,121

          1,615   New York City, New York, City Housing Development Corporation, Presidential Revenue Bonds
                  (The Animal Medical Center), Series A, 5.50% due 12/01/2033                                         1,673

          1,415   New York City, New York, City IDA, Civic Facility Revenue Bonds (PSCH Inc. Project), 6.20%
                  due 7/01/2020                                                                                       1,506

          1,000   New York City, New York, City IDA, Revenue Bonds (Visy Paper Inc. Project), AMT, 7.95% due
                  1/01/2028                                                                                           1,049

                  New York City, New York, City IDA, Special Facilities Revenue Bonds, AMT:
          1,000       (British Airways PLC Project), 7.625% due 12/01/2032                                              991
          1,000       (Continental Airlines Inc. Project), 8.375% due 11/01/2016                                        856
            730       (Northwest Airlines Inc.), 6% due 6/01/2027                                                       511

          1,000   New York City, New York, City Municipal Water Finance Authority, Water and Sewer System
                  Revenue Refunding Bonds, Series A, 5.25% due 6/15/2011                                              1,108

          2,980   New York City, New York, City Transitional Finance Authority, Future Tax Secured Revenue
                  Bonds, Series C, 5.50% due 5/01/2025                                                                3,201

                  New York City, New York, GO, Refunding:
          1,000       Series F, 5.25% due 8/01/2009                                                                   1,093
          2,000       Series G, 5.50% due 8/01/2012 (d)                                                               2,246

                  New York City, New York, GO, Series J:
          1,500       5.25% due 5/15/2018 (c)                                                                         1,630
          3,000       5.50% due 6/01/2021                                                                             3,243

          1,500   New York City, New York, IDA, Special Facilities Revenue Bonds (1990 American Airlines
                  Inc. Project), AMT, 5.40% due 7/01/2020                                                               915

            500   New York City, New York, Trust for Cultural Resources Revenue Bonds (Museum of American
                  Folk Art), 6.125% due 7/01/2030 (h)                                                                   529

                  New York State Dormitory Authority Revenue Bonds:
          1,500       (North Shore Long Island Jewish Group), 5% due 5/01/2013                                        1,594
          1,735       (Winthrop S. Nassau University), 5.50% due 7/01/2011                                            1,901




Portfolio Abbreviations


To simplify the listings of Muni New York Intermediate Duration
Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT    Alternative Minimum Tax (subject to)
GO     General Obligation Bonds
HFA    Housing Finance Agency
IDA    Industrial Development Authority
IDR    Industrial Development Revenue Bonds
TAN    Tax Anticipation Notes



MUNI NEW YORK INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

           Face
         Amount   Municipal Bonds                                                                                   Value
New York (concluded)

                  New York State Dormitory Authority, Revenue Refunding Bonds:
        $ 1,360       (Lenox Hill Hospital Obligation Group), 5.25% due 7/01/2010                                 $   1,442
          1,305       (Lenox Hill Hospital Obligation Group), 5.75% due 7/01/2017                                     1,378
          1,000       (Mount Sinai Health), Series A, 6.50% due 7/01/2015                                             1,061
          1,000       (Mount Sinai Health), Series A, 6.625% due 7/01/2018                                            1,061
          4,000       (North Shore University Hospital), 5.20% due 11/01/2017 (c)                                     4,303
          2,500       Series B, 5.25% due 11/15/2026 (a)                                                              2,758
          1,000       (State University Educational Facilities), Series A, 5.50% due 5/15/2013                        1,120

          1,000   New York State Environmental Facilities Corporation, Solid Waste Disposal Revenue Bonds
                  (Waste Management Inc. Project), AMT, Series A, 4.45% due 7/01/2017                                 1,025

          1,000   New York State Environmental Facilities Corporation, State Clean Water and Drinking Revolving
                  Funds Revenue Bonds, Series G, 5.25% due 10/15/2014                                                 1,103

          1,000   New York State, GO, Refunding, Series C, 5% due 4/15/2014                                           1,083

          2,355   New York State, HFA, Service Contract Revenue Refunding Bonds, Series K, 5% due 9/15/2009           2,555

          3,500   New York State Local Government Assistance Corporation, Revenue Refunding Bonds, Sub-Lien,
                  Series A-1, 5% due 4/01/2012 (b)                                                                    3,844

          1,000   New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, AMT, Series 117, 4% due
                  4/01/2013                                                                                             999

          2,000   New York State Municipal Bond Bank Agency, Special School Purpose Revenue Bonds, Series C,
                  5.25% due 12/01/2018                                                                                2,137

                  New York State Thruway Authority, Highway and Bridge Trust Fund Revenue Bonds, Series C:
          2,500       5.25% due 4/01/2015 (e)                                                                         2,697
          1,575       5% due 4/01/2018                                                                                1,629

          1,000   New York State Thruway Authority, Highway and Bridge Trust Fund Revenue Refunding Bonds,
                  Series B, 5.25% due 4/01/2014 (e)                                                                   1,097

          3,000   New York State Urban Development Corporation, Correctional and Youth Facilities Services
                  Revenue Refunding Bonds, Series A, 5% due 1/01/2017                                                 3,221

          2,000   New York State Urban Development Corporation Revenue Bonds, Subordinate Lien, Corporation
                  Purpose, Series A, 5.125% due 7/01/2019                                                             2,122

          1,000   Niagara Falls, New York, Public Water Authority, Water and Sewer System Revenue Bonds,
                  Series A, 5.50% due 7/15/2026 (c)                                                                   1,042

          2,000   Saratoga County, New York, IDA, Civic Facility Revenue Bonds (The Saratoga Hospital Project)
                  Series B-1, 5.75% due 12/01/2023 (f)                                                                2,069

                  Saratoga County, New York, IDA, Civic Facility Revenue Refunding Bonds (The Saratoga Hospital
                  Project), Series A (f):
            365       4.375% due 12/01/2013                                                                             378
            380       4.50% due 12/01/2014                                                                              394
            395       4.50% due 12/01/2015                                                                              406

          1,000   Schenectady, New York, GO, TAN, 6.25% due 12/30/2004                                                  999

          1,330   Suffolk County, New York, IDA, IDR, Refunding (Nissequogue Cogen Partners Facility), AMT,
                  4.875% due 1/01/2008                                                                                1,358

                  Tobacco Settlement Financing Corporation of New York, Asset-Backed Revenue Bonds, Series A-1:
          1,000       5.25% due 6/01/2013                                                                             1,070
          1,000       5.25% due 6/01/2016                                                                             1,072

          1,000   Tobacco Settlement Financing Corporation of New York Revenue Bonds, Series C-1, 5.50% due
                  6/01/2022                                                                                           1,074


                  Tompkins County, New York, IDA, Care Community Revenue Refunding Bonds (Kendal at Ithaca),
                  Series A-2:
            250       5.75% due 7/01/2018                                                                               258
          1,000       6% due 7/01/2024                                                                                1,038

          1,250   Utica, New York, IDA, Civic Facility Revenue Bonds (Utica College Project), Series A, 6.875%
                  due 12/01/2024                                                                                      1,329

                  Westchester County, New York, IDA, Civic Facility Revenue Bonds (Special Needs Facilities
                  Pooled Program):
            515       Series D-1, 6.80% due 7/01/2019                                                                   538
            920       Series E-1, 5.50% due 7/01/2007                                                                   932



MUNI NEW YORK INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2004


Schedule of Investments (concluded)                                                                          (In Thousands)

           Face
         Amount   Municipal Bonds                                                                                   Value
Guam--1.7%

        $ 1,000   A.B. Won Guam International Airport Authority, General Revenue Refunding Bonds, AMT,
                  Series C, 5.25% due 10/01/2022 (c)                                                              $   1,062


Puerto Rico--6.2%

                  Children's Trust Fund Project of Puerto Rico, Tobacco Settlement Revenue Refunding Bonds:
            750       5% due 5/15/2011                                                                                  758
          1,070       5.375% due 5/15/2033                                                                              987

          1,900   Puerto Rico Public Finance Corporation, Commonwealth Appropriation Revenue Bonds, Series E,
                  5.7% due 2/01/2010 (g)                                                                              2,129


U.S. Virgin Islands--0.9%

            500   Virgin Islands Government Refinery Facilities, Revenue Refunding Bonds (Hovensa Coker
                  Project), AMT, 6.50% due 7/01/2021                                                                    543

                  Total Municipal Bonds (Cost--$89,506)--147.9%                                                      92,210



         Shares
           Held   Short-Term Securities

             12   CMA New York Municipal Money Fund (i)                                                                  12

                  Total Short-Term Securities (Cost--$12)--0.0%                                                          12

Total Investments (Cost--$89,518*)--147.9%                                                                           92,222
Other Assets Less Liabilities--1.8%                                                                                   1,127
Preferred Stock, at Redemption Value--(49.7%)                                                                      (31,000)
                                                                                                                  ---------
Net Assets Applicable to Common Stock--100.0%                                                                     $  62,349
                                                                                                                  =========

  * The cost and unrealized appreciation/depreciation of investments as of November 30, 2004, as computed for federal income tax purposes, were as follows:

                                                    (in Thousands)

    Aggregate cost                                   $      89,491
                                                     =============
    Gross unrealized appreciation                    $       2,871
    Gross unrealized depreciation                            (140)
                                                     -------------
    Net unrealized appreciation                      $       2,731
                                                     =============

(a) AMBAC Insured.

(b) FSA Insured.

(c) MBIA Insured.

(d) XL Capital Insured.

(e) FGIC Insured.

(f) Radian Insured.

(g) Prerefunded.

(h) ACA Insured.

(i) Investments in companies considered to be an affiliate of the Fund
    (such companies are defined as "Affiliated Companies" in Section
    2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                    (in Thousands)

                                          Net             Dividend
    Affiliate                           Activity           Income

    CMA New York Municipal
       Money Fund                        (598)               $2

    Forward interest rate swaps outstanding as of November 30, 2004 were as follows:

                                                    (in Thousands)

                                        Notional      Unrealized
                                         Amount      Appreciation
    Receive a variable rate equal to
    7-Day Bond Market Association
    Municipal Swap Index Rate and
    pay a fixed rate of 3.515% interest

    Broker, J. P. Morgan Chase Bank
    Expires January 2015                $13,000          $  219


    See Notes to Financial Statements.


MUNI NEW YORK INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2004


Statement of Net Assets

As of November 30, 2004
Assets

           Investments in unaffiliated securities, at value (identified cost--$89,506,212)                  $    92,210,144
           Investments in affiliated securities, at value (identified cost--$11,541)                                 11,541
           Cash                                                                                                     275,378
           Unrealized appreciation on forward interest rate swaps                                                   219,206
           Interest receivable                                                                                    1,480,131
           Prepaid expenses                                                                                          24,696
                                                                                                            ---------------
           Total assets                                                                                          94,221,096
                                                                                                            ---------------

Liabilities

           Payables:
               Securities purchased                                                       $       793,546
               Dividends to Common Stock shareholders                                              67,694
               Investment adviser                                                                   2,042
               Other affiliates                                                                       821           864,103
                                                                                          ---------------
           Accrued expenses                                                                                           8,479
                                                                                                            ---------------
           Total liabilities                                                                                        872,582
                                                                                                            ---------------

Preferred Stock

           Preferred Stock, at redemption value, par value $.10 per share
           (1,240 Series F7 Shares of AMPS* authorized, issued and outstanding at
           $25,000 per share liquidation preference)                                                             31,000,000
                                                                                                            ---------------

Net Assets Applicable to Common Stock

           Net assets applicable to Common Stock                                                            $    62,348,514
                                                                                                            ===============

Analysis of Net Assets Applicable to Common Stock

           Common Stock, par value $.10 per share (4,206,439 shares issued
           and outstanding)                                                                                 $       420,644
           Paid-in capital in excess of par                                                                      59,209,468
           Undistributed investment income--net                                           $       413,528
           Accumulated realized capital losses--net                                             (618,264)
           Unrealized appreciation--net                                                         2,923,138
                                                                                          ---------------
           Total accumulated earnings--net                                                                        2,718,402
                                                                                                            ---------------
           Total--Equivalent to $14.82 net asset value per share of Common Stock
           (market price--$12.89)                                                                           $    62,348,514
                                                                                                            ===============

               * Auction Market Preferred Stock.

                 See Notes to Financial Statements.


MUNI NEW YORK INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2004


Statement of Operations

For the Six Months Ended November 30, 2004
Investment Income

           Interest                                                                                         $     2,147,847
           Dividends from affiliates                                                                                  1,606
                                                                                                            ---------------
           Total income                                                                                           2,149,453
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $       256,623
           Commission fees                                                                         38,828
           Accounting services                                                                     28,354
           Professional fees                                                                       26,519
           Transfer agent fees                                                                     19,373
           Printing and shareholder reports                                                        13,771
           Directors' fees and expenses                                                            13,638
           Listing fees                                                                            10,447
           Pricing fees                                                                             3,880
           Custodian fees                                                                           3,644
           Other                                                                                   14,889
                                                                                          ---------------
           Total expenses before waiver and reimbursement                                         429,966
           Waiver and reimbursement of expenses                                                  (70,919)
                                                                                          ---------------
           Total expenses after waiver and reimbursement                                                            359,047
                                                                                                            ---------------
           Investment income--net                                                                                 1,790,406
                                                                                                            ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain (loss)on:
               Investments--net                                                                   130,209
               Forward interest rate swaps--net                                                 (691,082)         (560,873)
                                                                                          ---------------
           Change in unrealized appreciation on:
               Investments--net                                                                 1,900,741
               Forward interest rate swaps--net                                                   145,093         2,045,834
                                                                                          ---------------   ---------------
           Total realized and unrealized gain--net                                                                1,484,961
                                                                                                            ---------------

Dividends to Preferred Stock Shareholders

           Investment income--net                                                                                 (190,154)
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $     3,085,213
                                                                                                            ===============

           See Notes to Financial Statements.


MUNI NEW YORK INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2004


Statement of Changes in Net Assets
                                                                                          For the Six       For the Period
                                                                                          Months Ended     August 1, 2003++
                                                                                          November 30,        to May 31,
Increase (Decrease) in Net Assets:                                                            2004               2004
Operations

           Investment income--net                                                         $     1,790,406   $     2,818,267
           Realized loss--net                                                                   (560,873)          (57,391)
           Change in unrealized appreciation--net                                               2,045,834           877,304
           Dividends to Preferred Stock shareholders                                            (190,154)         (233,616)
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                 3,085,213         3,404,564
                                                                                          ---------------   ---------------

Dividends to Common Stock Shareholders

           Investment income--net                                                             (1,514,316)       (2,257,059)
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends to Common Stock
           shareholders                                                                       (1,514,316)       (2,257,059)
                                                                                          ---------------   ---------------

Common Stock Transactions

           Net proceeds from issuance of Common Stock                                                  --        59,806,875
           Offering costs resulting from the issuance of Common Stock                                  --         (125,250)
           Offering and underwriting costs resulting from the issuance of
           Preferred Stock                                                                             --         (513,526)
           Value of shares issued to Common Stock shareholders in reinvestment
           of dividends                                                                                --           362,010
                                                                                          ---------------   ---------------
           Net increase in net assets derived from Common Stock transactions                           --        59,530,109
                                                                                          ---------------   ---------------

Net Assets Applicable to Common Stock

           Total increase in net assets applicable to Common Stock                              1,570,897        60,677,614
           Beginning of period                                                                 60,777,617           100,003
                                                                                          ---------------   ---------------
           End of period*                                                                 $    62,348,514   $    60,777,617
                                                                                          ===============   ===============
               * Undistributed investment income--net                                     $       413,528   $       327,592
                                                                                          ===============   ===============

              ++ Commencement of operations.

                 See Notes to Financial Statements.


MUNI NEW YORK INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2004


Financial Highlights

The following per share data and ratios have been derived                                 For the Six       For the Period
from information provided in the financial statements.                                    Months Ended     August 1, 2003++
                                                                                          November 30,        to May 31,
Increase (Decrease) in Net Asset Value:                                                       2004               2004
Per Share Operating Performance

           Net asset value, beginning of period                                           $         14.45   $         14.33
                                                                                          ---------------   ---------------
           Investment income--net                                                                     .42               .68
           Realized and unrealized gain--net                                                          .36               .19
           Dividends to Preferred Stock shareholders from investment income--net                    (.05)             (.06)
                                                                                          ---------------   ---------------
           Total from investment operations                                                           .73               .81
                                                                                          ---------------   ---------------
           Less dividends to Common Stock shareholders from investment income--net                  (.36)             (.54)
                                                                                          ---------------   ---------------
           Offering costs resulting from issuance of Common Stock                                      --             (.03)
                                                                                          ---------------   ---------------
           Offering and underwriting costs resulting from issuance of Preferred Stock                  --             (.12)
                                                                                          ---------------   ---------------
           Net asset value, end of period                                                 $         14.82   $         14.45
                                                                                          ===============   ===============
           Market price per share, end of period                                          $         12.89   $         12.79
                                                                                          ===============   ===============

Total Investment Return**

           Based on net asset value per share                                                    5.41%+++          4.71%+++
                                                                                          ===============   ===============
           Based on market price per share                                                       3.59%+++       (11.46%)+++
                                                                                          ===============   ===============

Ratios Based on Average Net Assets of Common Stock

           Total expenses, net of waiver and reimbursement***                                      1.15%*             .81%*
                                                                                          ===============   ===============
           Total expenses***                                                                       1.38%*            1.19%*
                                                                                          ===============   ===============
           Total investment income--net***                                                         5.75%*            5.40%*
                                                                                          ===============   ===============
           Amount of dividends to Preferred Stock shareholders                                      .61%*             .45%*
                                                                                          ===============   ===============
           Investment income--net, to Common Stock shareholders                                    5.14%*            4.95%*
                                                                                          ===============   ===============

Ratios Based on Average Net Assets of Common & Preferred Stock***

           Total expenses, net of waiver and reimbursement                                          .77%*             .55%*
                                                                                          ===============   ===============
           Total expenses                                                                           .92%*             .81%*
                                                                                          ===============   ===============
           Total investment income--net                                                            3.84%*            3.68%*
                                                                                          ===============   ===============

Ratios Based on Average Net Assets of Preferred Stock++++

           Dividends to Preferred Stock shareholders                                               1.22%*             .96%*
                                                                                          ===============   ===============


MUNI NEW YORK INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2004


Financial Highlights (concluded)
                                                                                          For the Six       For the Period
                                                                                          Months Ended     August 1, 2003++
The following per share data and ratios have been derived                                 November 30,        to May 31,
from information provided in the financial statements.                                        2004               2004
Supplemental Data

           Net assets applicable to Common Stock, end of period (in thousands)            $        62,349   $        60,778
                                                                                          ===============   ===============
           Preferred Stock outstanding, end of period (in thousands)                      $        31,000   $        31,000
                                                                                          ===============   ===============
           Portfolio turnover                                                                       5.63%            21.02%
                                                                                          ===============   ===============

Leverage

           Asset coverage per $1,000                                                      $         3,011   $         2,961
                                                                                          ===============   ===============

Dividends Per Share on Preferred Stock Outstanding++++

           Series F7--Investment income--net                                              $           153   $           188
                                                                                          ===============   ===============

             * Annualized.

            ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. If applicable, the Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

           *** Do not reflect the effect of dividends to Preferred Stock shareholders.

            ++ Commencement of operations.

          ++++ The Fund's Preferred Stock was issued on August 20, 2003.

           +++ Aggregate total investment return.

               See Notes to Financial Statements.


MUNI NEW YORK INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
Muni New York Intermediate Duration Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MNE. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).



MUNI NEW YORK INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2004



Notes to Financial Statements (continued)


Written and purchased options are non-income producing investments.

* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock.

FAM has contractually agreed to waive a portion of its fee during the first seven years of the Fund's operations ending July 31, 2010, as follows:


                                          Fee Waiver
                                    (As a Percentage
                                    of Average Daily
                                         Net Assets)

Years 1 through 5                               .15%
Year 6                                          .10%
Year 7                                          .05%
Year 8 and thereafter                           .00%


For the six months ended November 30, 2004, FAM earned fees of $256,623, of which $69,988 was waived. In addition, FAM has agreed to reimburse its advisory fee by the amount of advisory fees the Fund pays to FAM indirectly through its investment in CMA New York Municipal Money Fund. For the six months ended November 30, 2004, FAM reimbursed the Fund in the amount of $931.

For the six months ended November 30, 2004, the Fund reimbursed FAM $959 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2004 were $5,524,025 and $5,102,396, respectively.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.



MUNI NEW YORK INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2004



Notes to Financial Statements (concluded)


Common Stock
Shares issued and outstanding during the six months ended November 30, 2004 remained constant and during the period August 1, 2003 to May 31, 2004 increased by 4,175,000 from shares sold and 24,458 from reinvestment of dividends.

Preferred Stock
Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Fund, with a par value of $.10 per share and liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at November 30, 2004 was Series F7, 1.70%.

Shares issued and outstanding during the six months ended November 30, 2004 remained constant and during the period August 1, 2003 to May 31, 2004 increased by 1,240 from issuance of Preferred Stock.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended November 30, 2004, Merrill Lynch, Pierce, Fenner & Smith
Incorporated earned $35,213 as commissions.


5. Capital Loss Carryforward:
On May 31, 2004, the Fund had a net capital loss carryforward of $57,391, all of which expires in 2012. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
The Fund paid a tax-exempt income dividend to holders of Common
Shares in the amount of $.060000 per share on December 29, 2004 to shareholders of record on December 15, 2004.



Quality Profile


The quality ratings of securities in the Fund as of November 30, 2004 were as follows:


                                        Percent of
                                          Total
S&P Rating/Moody's Rating              Investments

AAA/Aaa                                   30.8%
AA/Aa                                      25.0
A/A                                        13.9
BBB/Baa                                    14.9
BB/Ba                                      3.4
B/B                                        0.6
CCC/Caa                                    1.9
NR (Not Rated)                             9.5
Other*                                     --**

 * Includes portfolio holdings in short-term investments.

** Amount is less than 0.1%.



MUNI NEW YORK INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2004


Proxy Results

During the six-month period ended November 30, 2004, Muni New York
Intermediate Duration Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on August 25, 2004. A description of the proposal and number of shares voted are as follows:


                                                                          Shares Voted   Shares Withheld
                                                                              For          From Voting
1. To elect the Fund's Directors: Terry K. Glenn, Donald W. Burton,
   David H. Walsh and Fred G. Weiss                                        4,064,420         128,100



During the six-month period ended November 30, 2004, Muni New York
Intermediate Duration Fund, Inc.'s Preferred Stock shareholders
(Series M7, T7, W7, TH7 & F7) voted on the following proposal. The proposal was approved at a shareholders' meeting on August 25, 2004.
A description of the proposal and number of shares voted are as follows:

                                                                          Shares Voted   Shares Withheld
                                                                              For          From Voting
2. To elect the Fund's Board of Directors: Terry K. Glenn,
   Donald W. Burton, M. Colyer Crum, Laurie Simon Hodrick,
   David H. Walsh and Fred G. Weiss                                          1,240              0



MUNI NEW YORK INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2004



Officers and Directors


Terry K. Glenn, President and Director
Donald W. Burton, Director
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
John F. O'Brien, Director
David H. Walsh, Director
Fred G. Weiss, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Timothy T. Browse, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agents

Common Stock:
EquiServe
P.O. Box 43010
Providence, RI 02940-3010


Preferred Stock:
The Bank of New York
101 Barclay Street--7 West
New York, NY 10286


NYSE Symbol
MNE


Effective January 1, 2005, Terry K. Glenn, President and Director and M. Colyer Crum, Director of Muni New York Intermediate Duration Fund, Inc. will retire. The Fund's Board of Directors wishes
Mr. Glenn and Professor Crum well in their retirements.

Effective January 1, 2005, Robert C. Doll, Jr. will become Executive Vice President of the Fund.



MUNI NEW YORK INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2004



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MUNI NEW YORK INTERMEDIATE DURATION FUND, INC., NOVEMBER 30, 2004


Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Muni New York Intermediate Duration Fund, Inc.


By:    _/s/ Robert C. Doll, Jr._______
       Robert C. Doll, Jr.,
       President of
       Muni New York Intermediate Duration Fund, Inc.


Date: January 13, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Robert C. Doll, Jr.________
       Robert C. Doll, Jr.,
       President of
       Muni New York Intermediate Duration Fund, Inc.


Date: January 13, 2005


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Muni New York Intermediate Duration Fund, Inc.


Date: January 13, 2005